UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On January 4, 2011, CenterPoint Energy Resources Corp. (“CERC”) entered into a Purchase Agreement (the “Purchase Agreement”) with RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc., as representatives of the initial purchasers named in Schedule I thereto, relating to the issuance and sale of $250,000,000 aggregate principal amount of 4.50% Senior Notes due 2021 (the “2021 Notes”) and $300,000,000 aggregate principal amount of 5.85% Senior Notes due 2041 (the “2041 Notes” and, together with the 2021 Notes, the “Notes”). CERC expects to complete the issuance and sale of the Notes on January 11, 2011. The Notes are being offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in reliance on Regulation S under the Securities Act.
     The Notes will be issued pursuant to the Indenture dated as of February 1, 1998 between CERC (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the “Trustee”), as amended by Supplemental Indenture No. 14, dated as of January 11, 2011, between CERC and the Trustee (as so amended, the “Indenture”).
     The 2021 Notes will mature on January 15, 2021. The 2041 Notes will mature on January 15, 2041. CERC will pay interest on each series of Notes on January 15 and July 15 of each year, beginning on July 15, 2011. The Notes are general unsecured obligations of CERC, rank equally in right of payment with all of CERC’s other existing and future unsecured and unsubordinated indebtedness and, with respect to the assets and earnings of CERC’s subsidiaries, structurally rank below all of the liabilities of such subsidiaries. The Notes of each series are subject to optional redemption prior to maturity as described in the Indenture. The Notes and the Indenture contain customary events of default, including failure to pay principal or interest on the Notes when due.
     In connection with the issuance and sale of the Notes, CERC has agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the representatives of the initial purchasers of the Notes and other parties named therein. Pursuant to the Registration Rights Agreement, CERC will be obligated to file a registration statement with respect to an offer to exchange the Notes for substantially similar notes of CERC that are registered under the Securities Act or, in certain circumstances, register the resale of the Notes. The registered exchange notes, if and when issued, will have terms identical in all material respects to the Notes, except that their issuance will have been registered under the Securities Act.
     CERC will generally be required to file the registration statement no later than 120 days after the final settlement date relating to its recently announced exchange offer that commenced on January 4, 2011 or, if the exchange offer is not consummated, no later than 120 days after the original issuance date of the Notes (the “Registration Rights Issue Date”) and to cause such registration statement to become effective no later than 180 days after the Registration Rights Issue date (unless the registration statement is reviewed by the SEC, in which case no later than 240 days after the Registration Rights Issue Date). If it fails to satisfy these and other obligations contained in the Registration Rights Agreement, CERC will be obligated to make additional payments of interest to the holders of the Notes as described in the Registration Rights Agreement.
     The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.
     A copy of the Purchase Agreement, the Indenture, the form of Supplemental Indenture No. 14 (including the forms of the Notes) and the form of the Registration Rights Agreement have been filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
          (d) Exhibits.

1.1
Purchase Agreement, dated as of January 4, 2011, by and among CenterPoint Energy Resources Corp., RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc.

4.1
Indenture, dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (incorporated by reference to Exhibit 4.1 to CERC’s Current Report on Form 8-K dated February 5, 1998).

4.2	Form of Supplemental Indenture No. 14 to the Indenture between CenterPoint Energy Resources Corp.and The Bank of New York Mellon Trust Company, N.A., as trustee (including the forms of the Notes).
4.3	Form of Registration Rights Agreement among CenterPoint Energy Resources Corp., the representatives of the initial purchasers of the Notes and the other parties named therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: January 10, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
1.1
Purchase Agreement, dated as of January 4, 2011, by and among CenterPoint Energy Resources Corp., RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc.

4.1
Indenture, dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (incorporated by reference to Exhibit 4.1 to CERC’s Current Report on Form 8-K dated February 5, 1998).

4.2	Form of Supplemental Indenture No. 14 to the Indenture between CenterPoint Energy Resources Corp.and The Bank of New York Mellon Trust Company, N.A., as trustee (including the forms of the Notes).
4.3	Form of Registration Rights Agreement among CenterPoint Energy Resources Corp., the representatives of the initial purchasers of the Notes and the other parties named therein.